2015 Annual Meeting of Stockholders May 28, 2015 Exhibit 99.1

We make statements in this presentation regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting us that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipated,” “intend,” “outlook,” “estimate,” “forecast,”
“project,” “target,” “continue,” “positions,” “prospects,” by future conditional verbs such as “will,” “would,”
“should,” “could,” or “may,” or by variations of such words or by similar expressions.
These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. In addition to factors previously disclosed in reports filed with the Securities and
Exchange Commission, the following factors, among others, could cause our actual results to differ materially from those contemplated by such forward-looking statements: the ability to obtain regulatory approvals and meet other closing conditions in connection with the Hudson Valley Holding Corp. merger, including delay in closing the merger; difficulties and delays in integrating the Sterling Bancorp and
Hudson Valley Holding Corp. business or fully realizing cost savings and other benefits; inflation; the effects of, and changes in, trade; changes in asset quality and credit risk; introduction, withdrawal, success and timing of business initiatives; capital management activities; customer disintermediation; and
the success of Sterling Bancorp in managing those risks. Other factors that could cause Sterling Bancorp’s actual results to differ from those indicated in forward-looking statements are included in the “Risk
Factors” section of Sterling Bancorp’s filings with the Securities and Exchange Commission. The forward-
looking statements speak only as of the date they are made and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Forward-Looking Statements and Associated Risk Factors

Successful integration of the merger of legacy Provident and legacy Sterling
Total revenue reached $284.5 million (78.6% growth)
Core net income of $66.6 million (154.5% growth); core diluted EPS of $0.79 (53.6% growth) (1)
Core ROATE 12.76%; core ROATA 0.98%; core operating efficiency ratio 56.9% (2)
Total loans reached $4.8 billion; total commercial loans of $4.1 billion
Total loan growth of $689 million (17% growth); total commercial loan growth of $694 million
(20% growth)
Total deposits reached $5.2 billion; 89% core deposits; cost of deposits of 0.19%
Entered into agreement to acquire Hudson Valley Holding Corp.
Changed fiscal year end from September 30 to December 31
2014 Highlights – Delivering Results
1) Excludes certain charges and gains; see pages 12 and 14 for a reconciliation of core metrics.
2) See pages 12 through 14 for detail on core ratio calculations.

Strong profitability, double-digit annualized loan growth and significant operating leverage in Q1
2015
Reported net income of $16.8 million and diluted EPS of $0.19
Core net income of $18.5 million and core diluted EPS of $0.21 (1)
Total gross loans of $4.9 billion; annualized commercial loan growth of 16.3%
Total deposits of $5.6 billion; weighted average cost of deposits of 23 basis points
Core ROATE 12.66%; core ROATA 1.07%; core operating efficiency ratio 56.4% (2)
Strong capital position; raised $89.7 million (gross) in common equity offering to fund growth
Sterling and Hudson Valley shareholders approve merger; regulatory approvals pending
Acquired Damian Services Corporation, Green Campus Partners and FCC factoring portfolio
2015 Update – Continuing Our Progress
1) Excludes certain charges and gains; see pages 12 and 14 for a reconciliation of core metrics.
2) See pages 12 through 14 for detail on core ratio calculations.

Transformation of PBNY/STL
1) Excludes certain charges and gains; see pages 12 and 14 for a reconciliation of core metrics.
2) Represents closing stock price on December 31 of the year indicated. Closing stock price on May 26, 2015 was $13.41.
(2) (2) (2) (2)
(unaudited, $ in millions
except per share data)
Core Metrics 12/31/2011 12/31/2012 12/31/2013 12/31/2014
Total Assets
$3,084.2 $3,789.5 $6,667.4 $7,424.8
Total Loans
1,775.9 2,193.1 4,127.1 4,815.6
Total Deposits
2,135.6 2,904.4 4,920.6 5,212.3
Total Revenue
(1)
$115.5 $125.3 $157.4 $289.2
Net Income
(1)
9.7 18.4 26.2 66.6
Diluted EPS
(1)
0.26 0.46 0.52 0.79
ROATA
(1)
0.34% 0.54% 0.60% 0.98%
ROATE
(1)
3.67% 6.13% 7.29% 12.76%
Net Interest Margin 3.62% 3.47% 3.44% 3.77%
FTE # 507 493 977 829
Operating Efficiency Ratio
(1)
71.6% 69.4% 64.3% 56.9%
Market Capitalization
$251.5 $412.9 $1,122.5 $1,206.9
Stock Price 6.64 9.31 13.37 14.38
Organic and M&A
Balance Sheet Growth
Valuation
Operating Efficiency
Improvements
Rising Core
Profitability

- Commercial loan growth of 16.3% annualized over linked quarter[(1)]
- Diversification between C&I, CRE and consumer loans
- Retail, commercial and municipal transaction, money market and savings deposit accounts represent 89.2% of total deposits

Loan Composition

Residential 10%
ADC 2%
Consumer 4%
Commercial & Industrial 45%
Commercial Real Estate 39%

Total Portfolio Loans: $4.9 B
Yield on Loans: 4.66%

Deposit Composition

Muni 18%
CDs and Other 11%
Money Market 21%
Demand 37%
Savings 13%

Total Deposits: $5.6 B
Cost of Deposits: 0.23%

(1) Rates represent annualized growth rates for the period January 1, 2015 through March 31, 2015.

STERLING BANCORP

Diversified Balance Sheet – Q1 2015 PAGE 6

64%
60%
56%
52%
61.4%
57.8%
54.7%
54.0%
56.4%
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15

$80
$70
$60
$50
$40
$30
$67.8
$72.9
$41.7
$41.1
03/31/14
03/31/15
03/31/14
03/31/15

STERLING BANCORP

Core Operating Efficiency
Core Operating Efficiency Ratio
Core Operating Leverage
Revenue Growth = 7.5%
Expense Decrease = (1.4)%
Core Total Revenue
Core Non-interest Expense
Note: Excludes certain charges and gains; see pages 12 and 14 for a reconciliation of core metrics.
($ in millions)

Update: Hudson Valley Transaction
Strategic
Rationale
Financial
Impact
Creates a $10B+ premier commercial banking franchise focused on the small-to-middle market business segment in the New York metropolitan area
Enhances scale - creates #10 institution among regional banks in the New York MSA (by deposits)
Leverage Sterling’s commercial lending expertise with Hudson Valley’s differentiated deposit products
Diversified commercial loan origination capabilities
Combined company has “best-in-class” deposit mix and funding cost
Strong pro forma funding and liquidity profile
Significant excess liquidity increases lending opportunities
Strengthens asset sensitivity position
Provides scalable presence in attractive Westchester market
Tangible book value dilution of ~1% earned back within 1.2 years
Accretive to 2015E EPS and ~7% accretive to 2016E EPS
IRR of ~19%
Significant value creation opportunity for shareholders via redeployment of low cost excess liquidity

Ulster
Dutchess
Dutchess
Putnam
Putnam
Westchester
Rockland
Passaic
Bergen
Morris
Essex
Nassau
Union
Kings
Somerset
Middlesex

STERLING BANCORP

Strategic Extension of Deposit Footprint
Source: SNL Financial.
Regional Banks in New York MSA
Rank Bank Deposits Market Share Branches
1 M&T Bank Corp. $24,854 1.73% 177
2 New York Community Bancorp Inc. 21,559 1.50 205
3 Signature Bank 19,759 1.37 29
4 PNC Financial Services Group Inc. 18,355 1.27 236
5 Banco Santander SA 16,777 1.17 196
6 Valley National Bancorp 11,312 0.79 205
7 Apple Financial Holdings Inc. 10,433 0.72 77
8 Investors Bancorp Inc. 10,255 0.71 112
9 Astoria Financial Corp. 9,851 0.68 87
Pro Forma STL/HVB 7,906 0.54 57
10 First Republic Bank 6,207 0.43 9
11 Provident Financial Services Inc. 5,292 0.37 83
12 Israel Discount Bank Ltd. 5,014 0.35 4
13 Sterling Bancorp 5,045 0.34 29
14 New York Pvt. Bank & Trust Corp. 4,696 0.33 6
15 Popular Inc. 4,164 0.29 41
16 Ridgewood Savings Bank 3,990 0.28 37
17 SNBNY Holdings Ltd. 3,743 0.26 1
18 Flushing Financial Corp. 3,258 0.23 19
19 People's United Financial Inc. 3,022 0.21 94
20 Hudson Valley Holding Corp. 2,861 0.20 28

Goal: Becoming a High Performing Regional Bank
Unique franchise serving the
attractive Greater New York
Metropolitan region
Diverse product portfolio
Differentiated team-based distribution
model
Strong momentum in core earning
and profitability metrics
Proven ability to deliver on
anticipated merger targets
Revenue growth opportunities are
significant
Focus on achieving performance
targets to deliver shareholder value
Solid credit quality
Strong capital foundation
Execution is the key
Above and Beyond is Standard Procedure Here

Adjusted Information (non-GAAP information)
In this presentation, we have referred to adjusted results to help illustrate the impact of certain types of items, such as the following:
The impact of merger-related expenses and charges for the asset write-downs, retention and severance, settlement of pension plan, banking systems conversation and amortization of non-
compete agreements to our net income.
Our tangible equity (common stockholders’ equity, less intangible assets, other than servicing rights).
The impact of securities gains and losses, non-taxable income, merger expenses, changes in intangible asset amortization, on our operating efficiency ratio.

We believe this additional information and reconciliations we provide may be useful to investors, analysts, regulators, and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. This information supplements our results as reported in accordance with GAAP, and should not be viewed in isolation from, or as a substitute for, our GAAP results.

Non-GAAP to GAAP Reconcilement
(unaudited, $ in thousands except share and per share data)
For the quarter
ended
12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015
The following table shows the reconciliation of the core operating efficiency ratio:
Net interest income 91,344 $          101,149 $        130,120 $        232,349 $        58,867 $
Non-interest income 27,244 30,635 29,181 52,129 14,010
Total net revenue 118,588 131,784 159,301 284,478 72,877
Tax equivalent adjustment on securities interest income 3,926 3,328 3,440 6,010 1,544
Net (gain) on sale of securities (7,798) (9,879) (5,330) (1,243) (1,534)
Other (other gains and fair value loss on interest rate caps) 750 20 (5) - -
Core total revenue 115,466 125,253 157,406 289,245 72,887
Non-interest expense 89,563 93,782 141,469 181,221 45,921
Merger-related expense (247) (5,678) (11,840) (890) (2,455)
Charge for asset write-downs, banking systems conversion, retention and severance (3,577) - (22,731) (6,595) (971)
Gain on sale of financial center and redemption of Trust Preferred Securities - - - 1,637 -
Charge on benefit plan settlement (1,772) - (2,743) (1,486) -
Amortization of intangible assets (1,337) (1,180) (2,910) (9,406) (1,399)
Core non-interest expense 82,630 86,924 101,245 164,481 41,096
Core operating efficiency ratio 71.6% 69.4% 64.3% 56.9% 56.4%
The Company believes the core operating efficiency ratio is a useful tool to help assess the Company’s core operating performance.
The following table shows the reconciliation of core net income and core earnings per share:
Income before income tax expense 12,591 $          28,390 $          5,632 $            84,157 $          24,856 $
Income tax expense 1,855 7,202 1,400 25,473 8,078
Net income 10,736 21,188 4,232 58,684 16,778
Net (gain) on sale of securities (7,798) (9,879) (5,323) (1,243) (1,534)
Merger-related expense 247 5,678 11,840 890 2,455
Charge for asset write-downs, banking systems conversion, retention and severance 3,577 - 22,731 6,595 971
Gain on sale of financial center and redemption of Trust Preferred Securities - - - (1,637) -
Charge on benefit plan settlement - - 2,743 1,486 -
Amortization of non-compete agreements and acquired customer lists 1,772 - 998 5,350 660
Total charges (2,202) (4,201) 32,989 11,441 2,552
Income tax (benefit) (1,171) (1,407) (11,057) (3,535) (829)
Total non-core charges net of taxes (1,031) (2,794) 21,932 7,906 1,723
Core net income 9,705 $            18,394 $          26,164 $          66,590 $          18,501 $
Weighted average diluted shares 37,363,097 39,866,893 50,580,443 83,822,460 88,252,768
Diluted EPS as reported $0.29 $0.53 $0.08 $0.70 $0.19
Core diluted EPS (excluding total charges) 0.26 0.46 0.52 0.79 0.21
The Company believes the presentation of its net income excluding total charges provides a useful tool to help assess the Company’s profitability.
For the twelve months ended

Non-GAAP to GAAP Reconcilement
(unaudited, $ in thousands except share and per share data)
For the quarter
ended
12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015
The following table shows the reconciliation of stockholders' equity to tangible equity and the tangible equity ratio:
Total assets $3,084,166 $3,789,514 $6,667,437 $7,424,822 $7,727,515
Goodwill and other intangibles (165,167) (170,173) (440,537) (432,258) (452,698)
Tangible Assets 2,918,999 3,619,341 6,226,900 6,992,564 7,274,817
Stockholders' Equity 437,682 493,883 925,109 975,200 1,080,543
Goodwill and other intangibles (165,167) (170,173) (440,537) (432,258) (452,698)
Tangible stockholders' equity 272,515 323,710 484,572 542,942 627,845
Shares of common stock outstanding at period end 37,883,008 44,348,787 83,955,647 83,927,572 91,121,531
Tangible equity as a % of tangible assets 9.34% 8.94% 7.78% 7.76% 8.63%
Tangible book value per share $7.19 $7.30 $5.77 $6.47 $6.89
The following table shows the reconciliation of return on average tangible equity:
Average stockholders' equity $429,583 $467,481 $596,583 $956,678 $1,031,809
Average goodwill and other intangibles (165,056) (167,521) (237,685) (434,827) (438,970)
Average tangible stockholder's equity 264,527 299,960 358,898 521,851 592,839
Net income 10,736 21,188 4,232 58,684 16,778
Net income, if annualized 68,044
Return on average tangible equity 4.06% 7.06% 1.18% 11.25% 11.48%
Core net income $9,705 $18,394 $26,164 $66,590 $18,501
Annualized core net income 75,032
Core return on average tangible equity 3.67% 6.13% 7.29% 12.76% 12.66%
The Company believes the core operating efficiency ratio is a useful tool to help assess the Company’s core operating performance.
The following table shows the reconciliation of return on average tangible assets:
Average assets $3,029,977 $3,545,335 $4,569,563 $7,235,993 $7,438,314
Average goodwill and other intangibles (165,056) (167,521) (237,685) (434,827) (438,970)
Average tangible assets 2,864,921 3,377,813 4,331,878 6,801,166 6,999,344
Net income 10,736 21,188 4,232 58,684 16,778
Net income, if annualized 68,044
Return on average tangible assets 0.37% 0.63% 0.10% 0.86% 0.97%
Core net income $9,705 $18,394 $26,164 $66,590 $18,501
Annualized core net income 75,032
Core return on average tangible assets 0.34% 0.54% 0.60% 0.98% 1.07%
The Company believes the core operating efficiency ratio is a useful tool to help assess the Company’s core operating performance.
For the twelve months ended
The Company believes that tangible equity is useful as a tool to help assess the Company’s capital portfolio.

Non-GAAP to GAAP Reconcilement
(unaudited, $ in thousands except share and per share data) As of and for the Quarter Ended
3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015
The following table shows the reconciliation of the core operating efficiency ratio:
Net interest income 54,028 $          58,451 $          59,633 $          60,237 $          58,867 $
Non-interest income 12,415 13,471 12,286 13,957 14,010
Total net revenue 66,443 71,922 71,919 74,194 72,877
Tax equivalent adjustment on securities interest income 1,440 1,481 1,543 1,546 1,544
Net (gain) loss on sale of securities (60) (1,193) (33) 43 (1,534)
Core total revenue 67,823 72,210 73,429 75,783 72,887
Non-interest expense 46,723 44,904 43,780 45,814 45,921
Merger-related expense (388)
-
- (502) (2,455)
Charge for asset write-downs, banking systems conversion, retention and severance (678) (2,321) (1,103) (2,493) (971)
Gain on sale of financial center and redemption of Trust Preferred Securities
-
1,637
-
- -
Charge on benefit plan settlement (1,486) - - - -
Amortization of intangible assets (2,511) (2,511) (2,511) (1,873) (1,399)
Core non-interest expense 41,660 41,709 40,166 40,946 41,096
Core operating efficiency ratio 61.4% 57.8% 54.7% 54.0% 56.4%
The Company believes the core operating efficiency ratio is a useful tool to help assess the Company’s core operating performance.